UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020 (February 27, 2020)

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	UTX	New York Stock Exchange
(CUSIP 913017 10 9)

1.125% Notes due 2021	UTX 21D	New York Stock Exchange
(CUSIP 913017 CD9)

1.250% Notes due 2023	UTX 23	New York Stock Exchange
(CUSIP U91301 AD0)

1.150% Notes due 2024	UTX 24A	New York Stock Exchange
(CUSIP 913017 CU1)

1.875% Notes due 2026	UTX 26	New York Stock Exchange
(CUSIP 913017 CE7)

2.150% Notes due 2030	UTX 30	New York Stock Exchange
(CUSIP 913017 CV9)

Floating Rate Notes due 2020	UTX 20B	New York Stock Exchange
(CUSIP 913017 CT4)

Item 8.01.	Other Events.

Carrier and Otis Notes Issuances

On February 27, 2020, Carrier Global Corporation (“Carrier”), a wholly-owned subsidiary of United Technologies Corporation (“UTC” ) completed an offering of $500 million of 1.923% Notes due 2023, $2 billion of 2.242% Notes due 2025, $1.25 billion of 2.493% Notes due 2027, $2 billion of 2.722% Notes due 2030, $1.5 billion of 3.377% Notes due 2040 and $2 billion of 3.577% Notes due 2050 (collectively, the “Carrier Notes”).

Also on February 27, 2020, Otis Worldwide Corporation (“Otis”), a wholly-owned subsidiary of UTC, completed an offering of $1.3 billion of 2.056% Notes due 2025, $500 million of 2.293% notes due 2027, $1.5 billion of 2.565% Notes due 2030, $750 million of 3.112% Notes due 2040, $750 million of 3.362% Notes due 2050 and $500 million of Floating Rate Notes due 2023 (collectively, the “Otis Notes”).

The Carrier Notes and Otis Notes were sold in private placements to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.  The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

Each of the Carrier Notes and the Otis Notes are unsecured, unsubordinated debt obligations, and rank equally with Carrier and Otis’s other existing and future unsecured, unsubordinated obligations, respectively.  Each of the Carrier Notes and the Otis Notes are initially guaranteed on an unsecured, unsubordinated basis by UTC.  The UTC guarantees in respect of the Carrier Notes will terminate upon the distribution of shares of Carrier common stock to UTC shareowners, and the UTC guarantees in respect of the Otis Notes will terminate upon the distribution of shares of Otis common stock to UTC shareowners, in each case, in connection with the previously announced planned separation of Carrier and Otis from UTC.

Carrier and Otis distributed the net proceeds from the sale of the Carrier Notes and Otis Notes, respectively, to UTC.  UTC intends to use those proceeds to pay principal and accrued interest on a portion of its outstanding indebtedness, including in connection with its previously announced Tender Offers (as set forth below).

Tender Offers and Consent Solicitations

On February 27, 2020, UTC announced the pricing terms and the early tender results of its previously announced cash tender offers and consent solicitations for certain of UTC’s outstanding notes (the “Tender Offers”) as described in the UTC’s Offer to Purchase for Cash and Solicitations of Consent, dated February 13, 2020.  Copies of the press release are attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

On February 28, 2020, UTC accepted for purchase $597,888,000 principal amount of its 4.500% Notes due 2020, $570,665,000 principal amount of its 1.900% Notes due 2020, $814,175,000 principal amount of its 3.350% Notes due 2021, $533,892,000 principal amount of its 1.950% Notes due 2021, $391,789,000 principal amount of its 2.300% Notes due 2022, $1,670,069,000 principal amount of its 3.100% Notes due 2022, $651,559,000 principal amount of its 2.800% Notes due 2024, $430,549,000 principal amount of its 2.650% Notes due 2026 and $1,669,451,000 principal amount of its 3.650% Notes due 2023 validly tendered and not validly withdrawn in the Tender Offers at or prior to 5:00 p.m., New York City time, on February 27, 2020, the Early Tender Time for the Offers.  Such notes were cancelled in connection with the Tender Offers and are no longer outstanding.
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On February 28, 2020, UTC entered into a Supplemental Indenture with respect to its outstanding 1.900% Notes due 2020, 3.350% Notes due 2021, 1.950% Notes due 2021, 2.300% Notes due 2022, 3.100% Notes due 2022 and 2.800% Notes due 2024 (collectively, the “Modified Notes”) pursuant to which the minimum optional redemption notice period for such series was reduced to three business days.

UTC has determined that the completion of the offerings of the Carrier Notes and Otis Notes satisfies the funding condition of the Tender Offers.

Redemptions

On February 13, 2020, UTC notified holders of its outstanding Floating Rate Notes due 2021 that UTC will redeem such notes on March 4, 2020.  On February 28, 2020, UTC notified holders of its outstanding Modified Notes that it will redeem such notes on March 4, 2020.  On February 28, 2020, UTC also notified holders of its outstanding 4.500% Notes due 2020, 1.125% Notes due 2021, 1.250% Notes due 2023, 1.150% Notes due 2024 and 1.875% Notes due 2026 that such notes will be redeemed on March 29, 2020.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated February 27, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: February 28, 2020	By:	/S/ ARIEL DAVID
Ariel David
Vice President, Assistant Secretary and Associate General Counsel

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